2026

Peoples BANCORP

INVESTOR PRESENTATION

2nd QUARTER

SAFE HARBOR STATEMENT

Statements in this presentation which are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the financial condition, results of operations, future performance and/or business of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "2025 Form 10-K"), Peoples' Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the "March 31, 2026 Form 10-Q"), and Peoples' earnings release for the quarter ended June 30, 2026 (the "Second Quarter Earnings Release"), included in Peoples' Current Report on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on July 21, 2026, each of which is available on the SEC's website (sec.gov) or at Peoples' website (peoplesbancorp.com). Peoples expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the "Second Quarter Form 10-Q") with the SEC on or about July 30, 2026.

As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2026, consolidated financial statements as part of its Second Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2025 Form 10-K under the section "Risk Factors" in Part I, Item 1A, and in the March 31, 2026 Form 10-Q under the section "Risk Factors", in Part II, Item 1A, as well as in the Second Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by applicable legal requirements.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples. Peoples filed a registration statement on Form S-4 (Registration No. 333-296361) and other documents regarding the proposed merger with Citizens National Corporation ("Citizens") with the Securities and Exchange Commission (the "SEC"). The registration statement includes a proxy statement of Citizens that also constitutes a prospectus of Peoples, which has been sent to the shareholders of Citizens seeking their approval of the merger-related proposals. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain or will contain important information about Peoples, Citizens and the proposed transaction. Investors and security holders may obtain a free copy of these documents through the website maintained by the SEC (sec.gov) or at Peoples' website (peoplesbancorp.com). These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

Peoples and Citizens and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples' 2026 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2026. Information about the directors and executive officers of Citizens and their ownership of Citizens common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, can be found in the proxy statement/prospectus and other relevant documents regarding the proposed transaction filed with the SEC. Free copies may be obtained as described in the preceding paragraph.

PEOPLES BANK GEOGRAPHIC PROFILE

NASDAQ: PEBO


OH
WV
MD
DC
VA
KY
PEOPLES BANK OFFICE
PEOPLES HEADQUARTERS



PEBO SNAPSHOT AS OF JUNE 30, 2026

ASSETS **$9.5 BILLION**	DEPOSITS **$7.5 BILLION**	MARKET CAP **$1.4 BILLION**
ASSETS UNDER ADMIN & MGMT **$4.5 BILLION**	LOANS **$6.8 BILLION**	FULL-SERVICE BRANCH LOCATIONS **127**

OUR VISION

Our vision is to be the
BEST COMMUNITY BANK IN AMERICA
for our employees, clients, shareholders, and local communities.

OUR CORE VALUES

Our actions are guided by our core values represented by the **PEBO Promise Circle,** which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth.


C
CLIENTS FIRST
I
INTEGRITY ALWAYS
E
EXCELLENCE IN EVERYTHING
PEBO PROMISE CIRCLE
R
RESPECT FOR ALL
L
LEAD THE WAY
C
COMMITMENT TO COMMUNITY

CLIENTS FIRST

INTEGRITY ALWAYS

RESPECT FOR ALL

COMMITMENT TO COMMUNITY

LEAD THE WAY

EXCELLENCE IN EVERYTHING

Peoples BANK

- Commitment to Superior Shareholder Returns
- Clients' First Choice for Financial Services
- Great Place to Work
- Meaningful Impact on Our Communities

BEST COMMUNITY BANK IN AMERICA

RESPONSIBLE RISK MANAGEMENT

- Everyone is a Risk Manager
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Disciplined Credit Culture
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Manage Change Effectively
- Keep Information Secure

EXTRAORDINARY CLIENT EXPERIENCE

- Treat The Client Like Family
- Delight The Client
- Ensure A Consistent Client Experience Across All Channels
- Learn Client's Goals and Fears
- Deliver Expert Advice and Solutions
- Evolve the Digital Experience
- DWYSYWD (Do What You Say You Will Do)

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Go Wide
- Price for the Value We Provide
- Operate Efficiently
- Have Appetite For Winning
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Competition Is Across the Street
- Promote a Culture of Learning
- Coach In Every Direction
- Put Right People In Right Job
- Be Accountable, No Excuses
- Recognize and Reward Performance
- Balance Work And Life
- Cultivate Diversity
- Spread Goodness / No Jerks

INVESTMENT RATIONALE

NASDAQ: PEBO

UNIQUE COMMUNITY BANKING MODEL

- Strongest deposit market share positions in rural markets. Top 3 market share in 36 counties across three states
- Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.)
- Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24% in Q2 2026
- Strong reputation with very active community involvement and award-winning brand name
- Nationwide insurance agency lending, commercial insurance premium financing, life insurance premium financing and equipment leasing businesses (North Star Leasing and Vantage Financial, LLC)

STRONG, DIVERSE SOURCES OF FEE INCOME

- Top 10 bank-owned insurance agency with expertise in commercial, personal, life & health
- Wealth management - $4.5 billion in assets under administration and management, including brokerage, trust and retirement planning as of June 30, 2026

CAPACITY TO GROW OUR FRANCHISE

- Strong capital, earnings growth and operating performance to support M&A strategy
- Proven acquisition and integration capabilities and scalable infrastructure

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio under normal operating environment
- Dividend paid increased every year since 2015
- Based on the closing stock price of Peoples' common shares of $39.39 on July 17, 2026, the $0.42 quarterly cash dividend per common share produces an annualized yield of 4.27%

11 STRAIGHT YEARS OF INCREASING DIVIDENDS



$0.60
$0.64
$0.84
$1.12
$1.32
$1.37
$1.43
$1.50
$1.55
$1.59
$1.63
$1.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YTD 2026

CASH DIVIDENDS
(Paid on Common Shares)

COMMITTED TO DISCIPLINED EXECUTION

- Generate positive operating leverage
- Integrated enterprise risk management process
- Focused on business line performance and contribution, operating efficiency and credit quality
- Disciplined credit practice as indicated by portfolio construction
- Relatively neutral interest rate risk position (slightly asset sensitive)

TIME
AMERICA'S GROWTH LEADERS
PUBLIC COMPANIES
statista 2026

INVESTMENT RATIONALE

NASDAQ: PEBO

STRENGTH IN THE CURRENT ENVIRONMENT (AS OF JUNE 30, 2026)

DEPOSITS

- 78% of our deposits were retail deposits (consumer and small businesses)
- Average retail customer deposit relationship: $26,000
- Median retail customer deposit relationship: $2,700

CREDIT

- Non-performing assets (NPAs) of 0.43% as a percentage of total assets
- 99.1% of loan portfolio "current"
- Total outstanding balance of commercial office space was $168 million or 2.5% of total loans
- 0.31% annualized net charge-offs to average loans
- Commercial Real Estate (CRE) was 177% of risk based capital

LIQUIDITY

- Loan-to-deposit ratio of 91%
- $549.5 million in liquefiable assets
- $3.9 billion of contingent liquidity sources (nearly $848.7 million of the available funding is from lines available from the FHLB[1], FRB[2] and federal funds)

CAPITAL

- Continue to exceed the capital required by FRB to be deemed well capitalized
- Tier 1 capital ratio was 13.10%
- Tangible book value per share was $23.56
- Over $43.5 million in share buybacks since 2020

[1] Federal Home Loan Bank [2] Federal Reserve Bank

PEBO'S TOTAL ANNUAL RETURN HAS BEEN GREATER THAN ITS PROXY PEER GROUP FOR YEAR TO DATE AND 1-YEAR

TOTAL ANNUAL RETURN AS OF JUNE 30, 2026


35%
30%
25%
20%
15%
10%
5%
0%
31%
23%
10%
33%
28%
22%
19%
22%
21%
YTD
1-Year
3-Year
PEBO
Proxy Peers
S&P 500

Total Return includes impact of dividends.

Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT

NASDAQ: PEBO

$8.5 MILLION+

AWARDED IN GRANTS AND SCHOLARSHIPS BY THE **PEOPLES BANK FOUNDATION** SINCE ITS INCEPTION IN 2003

Peoples BANK FOUNDATION

$900,000+

RAISED IN **ASSOCIATE DONATIONS** TO LOCAL FOOD BANKS & PANTRIES SINCE APRIL 2020

4,000+

HOURS IN **COMMUNITY REINVESTMENT ACT VOLUNTEER ACTIVITIES** COMPLETED IN 2025

AMERICAN BANKER 2025 Best Banks to Work For

FIVE YEARS IN A ROW

USA TODAY TOP WORK PLACES 2022-2026 USA

FIVE YEARS IN A ROW

AMERICA'S GREATEST WORKPLACES 2026 Newsweek PLANT-A INSIGHTS GROUP

THREE YEARS IN A ROW

Forbes 2026 AMERICA'S BEST-IN-STATE BANKS POWERED BY statista

TWO YEARS IN A ROW

EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT

NASDAQ: PEBO




Today We Helped Pack




People



PREPARING TO CROSS $10 BILLION

NASDAQ: PEBO

2016-2022

Core system conversion
2016

Revamped online & mobile banking experience
2022

Internal Readiness Assessment for crossing $10 billion completed
2022

Deployed Robotic Process Automation in some business processes
2022-2023

2023

Implemented new dealer floor plan system (Data Scan)

Implemented more robust fraud detection & monitoring

Implemented system access provisioning tools

Implemented Small Business Administration (SBA) specific loan origination system

Interactive Teller Machine deployment

External Readiness Assessment for crossing $10 billion completed by third party expert

2024

Implemented best-in-class customer relationship management solution (Salesforce)

Implemented best-in-class insurance agency management software (Applied Epic)

2025

Cloud native business and commercial loan origination system (nCino)

Implemented Governance, Risk & Compliance system (AuditBoard)

2026

Cloud native data lakehouse (Snowflake)

ACQUISITIONS COMPLETED SINCE 2011

14 INSURANCE

10 BANKS

1 PREMIUM FINANCE

2 EQUIPMENT LEASING

4 INVESTMENT

COMPETITIVE PRODUCTS, TECHNOLOGY AND CAPABILITIES

CREDIT CARD SOLUTIONS
Purchasing card, virtual card, credit cards for consumers and small business

COMMERCIAL CAPABILITIES
Remote deposit capture, sweep accounts, escrow management and more

FRAUD PREVENTION TOOLS
Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more

SPECIALTY FINANCE
Online applications and servicing for leasing and premium finance

BANKING MOBILE APP
Mobile check deposit, Zelle, Apple Pay, ACH approval and more
Apple App Store Rating: 4.6 Stars
Google Play Store Rating: 4.5 Stars

INVESTMENT and **INSURANCE APPS**

App Store Ratings as of June 30, 2026

NET INTEREST MARGIN

PEBO IS IN THE TOP QUARTILE OF THE PEER GROUP IN TERMS OF NET INTEREST MARGIN

DATA AS OF MARCH 31, 2026
PEER GROUP - NET INTEREST MARGIN



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.16%
UNIV. $1-$10 B AVERAGE: 3.65%
PRK
THFF
HBNC
SRCE
PEBO
GABC
STBA
FFBC
FCF
AUB
CHCO
CCNE
NWBI
CTBI
NBTB
WSBC
FISI
TOWN
SYBT
LKFN
TMP
CBU
FRME
FMNB
EGBN

Source: S&P Global Market Intelligence, as of 3.31.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

PEOPLES BANK CONTINUES TO GROW TANGIBLE BOOK VALUE[1]

TANGIBLE BOOK VALUE PER SHARE


$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$19.58
$16.23
$18.16
$19.94
$22.77
$23.56
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26

[1]Non-US GAAP financial measure. See Appendix.

COST OF DEPOSITS

PEBO IS BELOW THE AVERAGE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS

DATA AS OF MARCH 31, 2026
PEER GROUP - TOTAL DEPOSIT COST (%)


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.68%
UNIV. $1-$10 B AVERAGE: 1.89%
EGBN
LKFN
FRME
FISI
CCNE
CTBI
AUB
SRCE
FFBC
SYBT
STBA
WSBC
FCF
FMNB
PEBO
TOWN
TMP
GABC
HBNC
NWBI
THFF
NBTB
CHCO
CBU
PRK

Source: S&P Global Market Intelligence, as of 3.31.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN-TO-DEPOSIT RATIO

PEBO IS JUST ABOVE THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO


DATA AS OF MARCH 31, 2026
PEER GROUP - LOAN-TO-DEPOSIT RATIO
120%
100%
80%
60%
40%
20%
0%
88.79%
UNIV. $1-$10 B AVERAGE: 87.27%
STBA
PRK
SRCE
NWBI
TMP
FCF
HBNC
CCNE
AUB
CTBI
SYBT
FRME
LKFN
FISI
THFF
PEBO
WSBC
NBTB
CHCO
GABC
FFBC
TOWN
EGBN
CBU
FMNB

Source: S&P Global Market Intelligence, as of 3.31.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN YIELD

PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD

DATA AS OF MARCH 31, 2026
PEER GROUP – LOAN YIELD


7.50%
6.50%
5.50%
4.50%
3.50%
4.58%
4.48%
4.20%
5.13%
4.73%
4.48%
6.73%
5.64%
5.69%
7.23%
6.06%
6.09%
6.75%
6.17%
6.16%
6.46%
6.06%
6.00%
FY-21
FY-22
FY-23
FY-24
FY-25
Q1 2026
Avg. $1-$10 Billion Universe
PEBO
Peer Average

**$1-10 Billion Universe reflects such banks as of the most recent period presented.
Source: S&P Global Market Intelligence, as of 3.31.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOANS & LEASES* PORTFOLIO COMPOSITION

- Robust concentration management process focused on portfolio risk diversification
- Relationship based lending
- CRE and Commercial & Industrial (C&I) are balanced with Consumer
- CRE financing generally for "A" tier developers only
- CRE was 177% of risk based capital as of 6/30/2026
- Very limited out-of-market lending
- Growing consumer portfolios organically and through acquisitions

MANAGEMENT & MONITORING

- Clear segregation of duties between sales & credit functions
  - Signature approval process with Credit Administration representation
  - Centralized risk rating, borrowing base monitoring, covenant tracking and testing
  - Consistent documentation and loan funding process centrally managed by Credit Administration with second review
- Experienced workout team dedicated to proactive rehabilitation or exit
- Construction loan monitoring and funding process independently managed by Credit Administration staff

POLICY / UNDERWRITING STANDARDS

- Experienced, independent commercial and consumer underwriters
  - Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research
- Risk appropriate CRE policy standards that vary by asset class
- Established limits on policy exceptions; volume and trends monitored monthly
- Use of government guarantee programs when appropriate
- Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter)

OVERSIGHT

- Board approval required for CRE and C&I loans >$40 million
- External loan review by global consulting firm
- Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million
- Quarterly review of Systemically Important Relationships (SIRs)
- Monthly Loan Quality Committee meetings
- Internal loan reviews are performed annually on all commercial loans >$1 million
- Quarterly, the Current Expected Credit Loss (CECL) Assumptions Group provides recommendations on the allowance for credit losses (ACL) based on their review of economic forecasts and loan portfolio metrics

*Also referred to throughout this document as "Total Loans" and "Loans Held for Investment."

ASSET QUALITY METRICS HAVE BEEN WELL MANAGED

NPAs AS A PERCENT OF TOTAL ASSETS


NPA'S IN $ MILLIONS
$100
$80
$60
$40
$20
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
CRE
Residential
C&I
HELOC
Consumer
NPA as a percent of Total Assets

CRITICIZED AND CLASSIFIED LOANS


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
29.11%
28.50%
26.66%
26.02%
23.62%
26.36%
16.40%
13.34%
13.60%
13.89%
14.70%
13.56%
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
CRITICIZED LOANS / TIER 1 CAPITAL + ALLL
CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *

*In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard, doubtful or loss. Classified loans includes loans categorized as substandard, doubtful or loss.

CRE AND CONSTRUCTION EXPOSURES ARE WELL BELOW SUPERVISORY CRITERIA AND THE AVERAGE FOR $1-10B BANKS

DATA AS OF MARCH 31, 2026
PEER GROUP - CRE LOANS / RISK-BASED CAPITAL


350%
300%
250%
200%
150%
100%
50%
0%
300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE
253.54%
175.75%
EGBN
STBA
TMP
FISI
AUB
TOWN
THFF
WSBC
CCNE
$1-10B Average
SYBT
HBNC
LKFN
GABC
NBTB
FMNB
FCF
CHCO
PRK
FRME
PEBO
CBU
FFBC
NWBI
SRCE

DATA AS OF MARCH 31, 2026
PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL


120%
100%
80%
60%
40%
20%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTIONS, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
42.25%
26.30%
FISI
EGBN
SYBT
TOWN
WSBC
LKFN
TMP
CCNE
GABC
$1-10B Average
AUB
FRME
PRK
THFF
STBA
FCF
HBNC
SRCE
FFBC
NBTB
PEBO
FMNB
CBU
NWBI
CHCO

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3.31.26. Per April 2013 OCC-FRB Guidance. CLD loans defined as total loans for construction, land and land development. CRE loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available.

Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN COMPOSITION

NASDAQ: PEBO

LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE

TOTAL LOAN PORTFOLIO = $6.8 BILLION


9%
28%
63%

1 COMMERCIAL – **63%**
2 CONSUMER – **28%**
3 SPECIALTY FINANCE – **9%**

COMMERCIAL LOAN PORTFOLIO = $4.3 BILLION


7%
40%
53%

1 COMMERCIAL REAL ESTATE – **53%**
2 COMMERCIAL & INDUSTRIAL – **40%**
3 CONSTRUCTION – **7%**

CONSUMER LOAN PORTFOLIO = $1.9 BILLION


6%
14%
44%
36%

1 RESIDENTIAL REAL ESTATE – **44%**
2 CONSUMER, INDIRECT – **36%**
3 HOME EQUITY LINE OF CREDIT – **14%**
4 CONSUMER, DIRECT – **6%**
5 DEPOSIT ACCOUNT OVERDRAFTS*

SPECIALTY FINANCE PORTFOLIO = $0.6 BILLION


43%
57%

1 LEASES – **57%**
2 PREMIUM FINANCE – **43%**

Data as of June 30, 2026.
*Amount is not meaningful.

TOTAL C&I PORTFOLIO = $1.7BILLION*


34%
28%
13%
2%
3%
3%
3%
3%
3%
4%
4%

1 FOOD SERVICES – 28%
2 CREDIT INTERMEDIATION – 13%
3 MANUFACTURING MACHINERY – 4%
4 REAL ESTATE – 4%
5 MERCHANT WHOLESALERS – 3%
6 SPECIALTY TRADE CONTRACTORS – 3%
7 AMBULATORY HEALTH CARE SERVICES – 3%
8 WOOD PRODUCT MANUFACTURING – 3%
9 LIFE PREMIUM FINANCE – 3%
10 PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES – 2%
11 OTHER – 34%

TOTAL CRE PORTFOLIO = $2.3 BILLION*


24%
20%
12%
10%
9%
7%
6%
4%
3%
3%
2%

1 APARTMENT – 20%
2 RETAIL – 12%
3 INDUSTRIAL – 10%
4 LODGING – 9%
5 OFFICE BUILDING – 7%
6 ASSISTED LIVING – 6%
7 WAREHOUSE – 4%
8 RESTAURANT – 3%
9 MIXED USE – 3%
10 STORAGE FACILITIES – 2%
11 OTHER – 24%

GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^


1%
1%
2%
3%
4%
16%
20%
53%

1 OHIO – 53%
2 KENTUCKY – 20%
3 WEST VIRGINIA – 16%
4 VIRGINIA – 4%
5 MARYLAND – 2%
6 PENNSYLVANIA – 1%
7 WASHINGTON DC – 1%
8 OTHER STATES – 3%

NORTH STAR LEASING BY SEGMENT


36%
24%
11%
8%
7%
7%
7%

1 RESTAURANT – 24%
2 TITLED - VOCATIONAL – 11%
3 TRUCKING/TRAILER/FLEET – 8%
4 BREWERY/DISTILLERY – 7%
5 HEAVY EQUIPMENT – 7%
6 MANUFACTURING – 7%
7 OTHER – 36%

NORTH STAR LEASING
A DIVISION OF PEOPLES BANK

Data as of June 30, 2026.
*Top ten categories in terms of loan size are shown (remaining categories in other)
^ Excludes Premium Finance, North Star Leasing and Vantage Leasing

Q2 2026
HIGHLIGHTS & KEY IMPACTS

Q2 2026

RETURN ON AVERAGE ASSETS	1.17%[1]
NET INTEREST MARGIN	4.23%
NET INCOME	$28 MILLION OR $0.78 PER DILUTED COMMON SHARE[2]
NET CHARGE-OFFS	0.31% OF AVERAGE TOTAL LOANS
EFFICIENCY RATIO	58.3%
LOAN TO DEPOSIT RATIO	91.5%

[1] Return on average assets adjusted for non-core items was 1.47% as of June 30, 2026. [2] Adjusted for non-core items, net income for the quarter was $35 million or $0.96 diluted earnings per common share.

IMPROVEMENT IN KEY METRICS

NASDAQ: PEBO

ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS AND ORGANIC GROWTH

CORE NON-INTEREST EXPENSE[1]



$300,000
$200,000
$100,000
$-
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
CORE NON-INTEREST EXPENSES
NON-CORE EXPENSES*

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS[1]



NOT TO SCALE
70.0%
60.0%
50.0%
63.5%
58.6%
54.4%
58.0%
58.7%
58.3%
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26

ROAA GREATER THAN 1.0% SINCE 2021

RETURN ON AVERAGE ASSETS (ROAA) ADJUSTED FOR NON-CORE ITEMS[1]



2.0%
1.5%
1.0%
0.5%
0.0%
1.2%
1.5%
1.6%
1.3%
1.1%
1.4%
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS



30.0%
20.0%
10.0%
0.0%
16.9%
23.3%
25.6%
18.9%
15.0%
16.2%
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26

[1]Non-US GAAP financial measure. See Appendix.

TOTAL REVENUE

NASDAQ: PEBO

$241 MILLION IN TOTAL REVENUE IN THE FIRST HALF OF 2026



$500,000
$400,000
$300,000
$200,000
$100,000
$0
$69,254
$172,553
$79,513
$253,442
$93,950
$339,374
$103,092
$348,701
$109,764
$355,230
$57,669
$183,148
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES *

*Non-US GAAP financial measure. See Appendix.

NON-INTEREST REVENUE COMPOSITION

NASDAQ: PEBO

SOURCES OF FEE BASED INCOME

TOTAL INSURANCE REVENUE
YTD 2026
$9.9 MILLION

1 COMMERCIAL - **57%**
2 PERSONAL - **17%**
3 LIFE & HEALTH - **14%**
4 PERFORMANCE - **12%**


14%
17%
12%
57%

NON-INTEREST INCOME
YTD 2026
$58 MILLION


9%
22%
15%
17%
20%
17%

1 ELECTRONIC BANKING - **22%**
2 TRUST & INVESTMENTS - **20%**
3 INSURANCE - **17%**
4 LEASE INCOME - **17%**
5 DEPOSIT ACCOUNT SERVICE CHARGES - **15%**
6 OTHER - **9%**

TOTAL INVESTMENT REVENUE
YTD 2026
$11.6 MILLION

1 BROKERAGE - **44%**
2 FIDUCIARY - **42%**
3 EMPLOYEE BENEFITS - **14%**


14%
42%
44%

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $6.8 BILLION AS OF JUNE 30, 2026



$7,000
$3,500
$-
($ MILLIONS)
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
LIMESTONE ACQUIRED LOANS
PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS
TOTAL ACQUIRED LEASES
PPP LOANS
TOTAL LOANS ORIGINATED

*Also referred to throughout this document as "total loans and leases" and "loans held for investment."

36% OF DEPOSIT BALANCES AS OF JUNE 30, 2026 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.6 BILLION OF NON-INTEREST BEARING DDAS


$9,000
$6,000
$3,000
$-
($ MILLIONS)
FY-21
FY-22
FY-23
FY-24
FY-25
YTD-26
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAs*
NON-INTEREST-BEARING DDAs*

*DDAs represent interest-bearing and non-interest bearing transaction accounts.

ACQUISITION OF
CITIZENS NATIONAL CORPORATION

NASDAQ: PEBO

Citizens Bank of Kentucky

HIGHLIGHTS AS OF MARCH 31, 2026

PAINTSVILLE, KY HEADQUARTERS	**12** BRANCHES	**CZNL** OTCPK SYMBOL
$686 MILLION TOTAL ASSETS	**$342 MILLION** TOTAL LOANS	**$586 MILLION** TOTAL DEPOSITS

58% LOANS / DEPOSITS

ANNOUNCED APRIL 21, 2026

- Citizens, through its community bank subsidiary and 132 associates, operates 12 branches in eight counties in Kentucky. As of March 31, 2026, Citizens had $686 million in total assets, which included $342 million in total loans and $586 million in total deposits.
- Expect to close merger in the fourth quarter of 2026.
- Core system conversion is targeted to take place early in the second quarter of 2027.

PRO FORMA BRANCH MAP

- PEOPLES BANK* (127)
- CITIZENS NATIONAL (12)



Toledo
Cleveland
Akron
Columbus
Dayton
Cincinnati
Louisville
Lexington

*Map does not display Peoples Bank locations in VA, MD and DC

CITIZENS NATIONAL ACQUISITION OF CORPORATION

NASDAQ: PEBO

COMPELLING STRATEGIC FIT

- Exceptional deposit franchise that addresses key strategic priorities of Peoples Bank
- Low-cost funding (1.27%[1] cost of deposits) and high balance sheet liquidity (58% loan-to-deposit ratio)
- In-market acquisition; familiarity with markets and client base

FINANCIALLY ATTRACTIVE

- Attractive pricing with modest expected TBV dilution (0.9%) and earnback period (<1 year)
- Expected EPS accretion of 5.6% in 2027
- Achievable and meaningful cost savings have been identified
- Opportunity to strengthen and optimize pro forma balance sheet
- 20%+ IRR expected

MAINTAINS FLEXIBILITY

- Ability to manage balance sheet to delay crossing $10 billion asset threshold
- Allows for opportunity to evaluate other strategic opportunities
- Minimal integration risk
- Pro forma capital ratios remain strong

CULTURAL ALIGNMENT

- Consistent approach to care for all stakeholders, including associates, customers, communities, and shareholders
- Aligned culture focused on serving the needs of clients and communities
- Matched principles and core values

FOR MORE INFORMATION

on announcement of planned acquisition, please scan the QR code or visit **investors.peoplesbancorp.com** under Financials > SEC Filings.

[1] As of March 31, 2026

2026 FINANCIAL EXPECTATIONS

NASDAQ: PEBO

2026 (DOES NOT INCLUDE THE IMPACT OF NON-CORE EXPENSES OR THE PROPOSED CITIZENS MERGER)

NET INTEREST MARGIN	ANTICIPATED TO BE BETWEEN 4.10% AND 4.30% FOR THE FULL YEAR OF 2026.
FEE-BASED INCOME	ANTICIPATED TO BE BETWEEN $28 AND $30 MILLION QUARTERLY IN 2026
CREDIT COSTS	ANTICIPATE A SLIGHT REDUCTION IN OUR NET CHARGE-OFFS FOR 2026, COMPARED TO 2025, WHICH COULD POSITIVELY IMPACT PROVISION FOR CREDIT LOSSES, EXCLUDING ANY CHANGES IN THE ECONOMIC FORECASTS
CORE NON-INTEREST EXPENSE	ANTICIPATE QUARTERLY NON-INTEREST EXPENSE OF BETWEEN $73 TO $75 MILLION FOR THE REMAINDER OF 2026
LOAN GROWTH	EXPECTED BETWEEN 3% AND 5% FOR THE FULL YEAR OF 2026, COMPARED TO 2025

Q2 2026 APPENDIX

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Total non-interest income	$ 68,885	$ 78,836	$ 87,413	$ 99,366	$ 104,078	$ 48,632
Less: (loss) on investment securities	(862)	(61)	(3,700)	(416)	(2,659)	(8,181)
Less: gain (loss) on asset disposals and other transactions	493	(616)	(2,837)	(3,310)	(3,027)	(856)
Core non-interest income excluding gains and losses	**$ 69,254**	**$ 79,513**	**$ 93,950**	**$ 103,092**	**$ 109,764**	**$ 57,669**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Total non-interest expense	$ 183,737	$ 207,147	$ 266,487	$ 273,816	$ 282,337	$ 144,394
Less: acquisition-related expenses	21,423	3,016	16,970	169	—	426
Less: pension settlement charges	143	185	2,424	—	—	—
Less: COVID-19 related expenses	1,248	134	—	—	—	—
Add: COVID -19 Employee Retention Credit	—	—	548	—	—	—
Less: contract negotiation expenses	1,248	—	—	—	—	—
Less: other non-core charges	579	—	—	—	—	—
Core non-interest expense	**$ 159,096**	**$ 203,812**	**$ 247,641**	**$ 273,647**	**$ 282,337**	**$ 143,968**

EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Total non-interest expense	$ 183,737	$ 207,147	$ 266,847	$ 273,816	$ 282,337	$ 144,394
Less: amortization on other intangible assets	4,775	7,763	11,222	11,161	8,845	3,394
Adjusted total non-interest expense	$ 178,962	$ 199,384	$ 255,625	$ 262,655	$ 273,492	$ 141,000
Total non-interest income excluding net gains and losses	$ 69,254	$ 79,513	$ 93,950	$ 103,092	$ 109,764	$ 57,669
Net interest income	$ 172,553	$ 253,442	$ 339,374	$ 348,701	$ 355,230	$ 183,148
Add: fully taxable equivalent adjustment	1,349	1,644	1,703	1,308	1,108	466
Net interest income on a fully taxable equivalent basis	$ 173,902	$ 255,086	$ 341,077	$ 350,009	$ 356,338	$ 183,614
Adjusted revenue	$ 243,156	$ 334,599	$ 435,027	$ 453,101	$ 466,102	$ 241,283
Efficiency ratio	**73.60%**	**59.59%**	**58.68%**	**57.97%**	**58.68%**	**58.44%**
Core non-interest expense	$ 159,096	$ 203,812	$ 247,641	$ 273,647	$ 282,337	$ 143,968
Less: amortization on other intangible assets	4,775	7,763	11,222	11,161	8,845	3,394
Adjusted core non-interest expense	$ 154,321	$ 196,049	$ 236,419	$ 262,486	$ 273,492	$ 140,574
Core non-interest income excluding gains and losses	$ 69,254	$ 79,513	$ 93,950	$ 103,092	$ 109,764	$ 57,669
Net interest income on a fully taxable equivalent basis	173,902	255,086	341,077	350,009	356,338	183,614
Adjusted core revenue	$ 243,156	$ 334,599	$ 435,027	$ 453,101	$ 466,102	$ 241,283
Efficiency ratio adjusted for non-core items	**63.47%**	**58.59%**	**54.35%**	**57.93%**	**58.68%**	**58.26%**

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure and tangible book value are considered non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 56,959
Add: amortization of other intangible assets	4,775	7,763	11,222	11,161	8,845	3,394
Less: tax effect of amortization of other intangible assets (1)	1,003	1,630	2,357	2,344	1,857	713
Net income excluding the amortization of intangible assets	$ 51,327	$ 107,425	$ 122,228	$ 126,022	$ 113,766	$ 59,640
Total average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563	$ 1,223,307
Less: average goodwill and other intangible assets	234,667	322,639	384,172	406,619	397,810	391,617
Average tangible equity	$ 421,966	$ 475,345	$ 556,625	$ 677,173	$ 759,753	$ 831,690
Annualized net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 114,862
Total average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563	$ 1,223,307
Return on average equity	**7.24%**	**12.69%**	**12.05%**	**10.81%**	**9.22%**	**9.39%**
Annualized net income excluding the amortization of intangible assets	$ 51,327	$ 107,425	$ 122,228	$ 126,022	$ 113,766	$ 120,269
Average tangible equity	$ 421,966	$ 475,345	$ 556,625	$ 677,173	$ 759,753	$ 831,690
Return on average tangible equity	**12.16%**	**22.60%**	**21.96%**	**18.61%**	**14.97%**	**14.46%**

TANGIBLE BOOK VALUE

Tangible equity	$ 554,016	$ 458,999	$ 641,362	$ 709,168	$ 813,283	$ 846,588
Common shares outstanding	28,297,771	28,287,837	35,314,745	35,563,590	35,714,484	35,939,954
Tangible book value per share	$ 19.58	$ 16.23	$ 18.16	$ 19.94	$ 22.77	$ 23.56

(1) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented.

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Return on average equity adjusted for non-core items:						
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 56,959
Add: net loss on investment securities	862	61	3,700	416	2,659	8,181
Less: tax effect of net loss on investment securities (1)	181	13	777	87	558	1,718
Less: net gain on assets disposals and other transactions	493	—	—	—	—	—
Add: tax effect of net gain on asset disposals and other transactions (1)	104	—	—	—	—	—
Add: net loss on asset disposals and other transactions	—	616	2,837	3,310	3,027	856
Less: tax effect on net loss on asset disposals and other transactions (1)	—	129	596	695	636	180
Add: acquisition-related expenses	21,423	3,016	16,970	169	—	426
Less: tax effect on acquisition-related expenses (1)	4,499	633	3,564	35	—	89
Add: pension settlement charges	143	185	2,424	—	—	—
Less: tax effect on pension settlement charges (1)	30	39	509	—	—	—
Add: COVID-19 expenses	1,248	134	—	—	—	—
Less: tax effect on COVID-19 related expenses (1)	262	28	—	—	—	—
Less: COVID -19 Employee Retention Credit	—	—	548	—	—	—
Add: tax effect of COVID -19 Employee Retention Credit (1)	—	—	115	—	—	—
Add: other non-core charges	579	—	—	—	—	—
Less: tax effect on other non-core charges (1)	122	—	—	—	—	—
Add: contract negotiation fees	1,248	—	—	—	—	—
Less: tax effect on contract negotiation expenses (1)	262	—	—	—	—	—
Net income adjusted for non-core items	$ 67,312	$ 104,461	$ 133,415	$ 120,283	$ 111,270	$ 64,435
Average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563	$ 1,223,307
Return on average equity adjusted for non-core items (2)	**10.25%**	**13.09%**	**14.18%**	**11.10%**	**9.61%**	**10.62%**

(1) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (2) Calculations of the ratios are presented on an annualized basis.

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25	YTD-26
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 56,959
Total average assets	$ 5,672,594	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980	$ 9,593,676
Return on average assets (2)	**0.84%**	**1.43%**	**1.37%**	**1.28%**	**1.13%**	**1.20%**
Return on average assets adjusted for non-core items:						
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 56,959
Add: net loss on investment securities	862	61	3,700	416	2,659	8,181
Less: tax effect of net loss on investment securities (1)	181	13	777	87	558	1,718
Less: net gain on assets disposals and other transactions	493	—	—	—	—	—
Add: tax effect of net gain on asset disposals and other transactions (1)	104	—	—	—	—	—
Add: net loss on asset disposals and other transactions	—	616	2,837	3,310	3,027	856
Less: tax effect on net loss on asset disposals and other transactions (1)	—	129	596	695	636	180
Add: acquisition-related expenses	21,423	3,016	16,970	169	—	426
Less: tax effect on acquisition-related expenses (1)	4,499	633	3,564	35	—	89
Add: pension settlement charges	143	185	2,424	—	—	—
Less: tax effect on pension settlement charges (1)	30	39	509	—	—	—
Add: COVID-19 expenses	1,248	134	—	—	—	—
Less: tax effect on COVID-19 expenses (1)	262	28	—	—	—	—
Less: COVID -19 Employee Retention Credit	—	—	548	—	—	—
Add: tax effect of COVID -19 Employee Retention Credit (1)	—	—	115	—	—	—
Add: other non-core charges	579	—	—	—	—	—
Less: tax effect on other non-core charges (1)	122	—	—	—	—	—
Add: contract negotiation fees	1,248	—	—	—	—	—
Less: tax effect on contract negotiation fees (1)	262	—	—	—	—	—
Net income adjusted for non-core items	$ 67,312	$ 104,461	$ 133,415	$ 120,283	$ 111,270	$ 64,435
Total average assets	$ 5,672,594	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980	$ 9,593,676
Return on average assets adjusted for non-core items (2)	**1.19%**	**1.47%**	**1.61%**	**1.32%**	**1.18%**	**1.35%**

(1) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (2) Calculations of the ratios are presented on an annualized basis.

Peoples BANCORP®

LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND

Peoples BANK | Peoples INSURANCE | Peoples INVESTMENT SERVICES

NATIONWIDE SPECIALTY FINANCE DIVISIONS

Peoples PREMIUM FINANCE | Peoples LIFE PREMIUM FINANCE

NORTH STAR LEASING® A DIVISION OF PEOPLES BANK® | Vantage Financial℠ A PEOPLES BANK® COMPANY

Peoples BANK

TYLER WILCOX
President and Chief Executive Officer
740.373.7737
Tyler.Wilcox@pebo.com

KATIE BAILEY
Executive Vice President
Chief Financial Officer and Treasurer
740.376.7138
Kathryn.Bailey@pebo.com

peoplesbancorp.com